Subsequent Events (FY)	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events and Other Matters
19. Subsequent Events
The Company has evaluated subsequent events through April 27, 2023, the date these consolidated financial statements were available to be issued and has determined that the following subsequent event requires disclosure in the consolidated financial statements.
On February 28, 2023, AON entered into a term sheet with a third-party institutional investor contemplating, on a non-binding basis, an aggregate investment by such investor of at least $65.0 million in the form of newly issued convertible preferred securities, to be consummated concurrently with the closing of the DTOC Transaction.
In connection with the reissuance of the consolidated financial statements, the Company has evaluated subsequent events through the date the consolidated financial statements were available to be reissued.